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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 _____________

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 16, 2001
                                                  ------------------------------

                               MODEM MEDIA, INC.

              (Exact name of Registrant as Specified in Charter)

             DELAWARE                      0-21935              06-1464807
                                  ------------------------
  (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)

230 EAST AVENUE, NORWALK, CONNECTICUT                                 06855

(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (203) 299-7000
                                                   -----------------------------

         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events


On January 16, 2001, Modem Media, Inc. (the "Company") announced that Marc C. Particelli will be joining the Company as Chief Executive Officer and a member of Modem Media's board of directors effective immediately. A press release was issued to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits
         99  Press Release, dated January 16, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MODEM MEDIA, INC.

                                        ______________________________________
                                           /s/ Sloane Levy
                                           Vice President, General Counsel and
                                           Corporate Secretary

January 17, 2001

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